Koger Equity Announces Third Quarter 2002 Results


    BOCA RATON, Fla.--(BUSINESS WIRE)--Nov. 5, 2002--Koger Equity, Inc. (NYSE:KE) today reported results for the third quarter ended September 30, 2002.
    Certain of the Company's results, as compared to the prior year, have been affected by the sale of assets in December 2001.
    For the third quarter, Koger reported revenues of $32.8 million, as compared to revenues of $43.5 million for the same period in 2001. Funds from operations (FFO) for the third quarter totaled $10.9 million or $0.51 per share on a fully diluted basis, as compared with $17.8 million or $0.64 per share on a fully diluted basis for the third quarter 2001. Operating margins were 62.8% in the third quarter 2002 as compared to 63.1% for the third quarter 2001. Earnings per share (EPS) for the three months ended September 30, 2002 was $0.21 per diluted share. For the purposes of FFO and EPS, the weighted average number of common shares totaled 21,410,000 for the third quarter 2002 on a fully diluted basis.
    Operating results were lower as the result of a same store net operating income decrease of 1.8% compared to the third quarter 2001. Occupancy of this same store portfolio consisting of 118 buildings was 89.1% at September 30, 2001 compared to 88.1% at September 30, 2002.
    The Company signed 368,000 square feet of leases in 70 transactions in the third quarter 2002 at an average cost of $0.90 per square foot per year. The weighted average net rental rate on leases signed, excluding first generation space was $11.72 as compared to $11.31 for the average rental rate on expiring leases, a 3.6% increase in rental rates.
    Dividend coverage to FFO was 1.46:1 and cash available for distribution was 1.09:1 for the third quarter.
    "Given the very tough economic conditions in our core markets, we are satisfied with our results," commented Thomas Crocker, Chief Executive Officer of Koger Equity. "Although we believe that the weak economy will continue to affect our results in the near term, we believe we have properly positioned the Company to overcome some of this instability and to flourish when the economy turns around."

    Year-to-Date Results:

    For the nine months ended September 30, 2002, FFO totaled $33.5 million on rental revenues of $94.3 million compared with FFO of $53.1 million on rental revenues of $125.5 million for the same period in 2001. FFO for the first nine months of 2002 totaled $1.56 per diluted share compared to FFO of $1.90 in the nine months of 2001. EPS for the first nine months of 2002 totaled $0.65 per diluted share compared to EPS of $0.94 in the nine months of 2001.

    Same-store net operating income for the nine months ended September 30, 2002, increased 3.4% on a GAAP basis and 3.5% on a cash basis compared to the nine months ended September 30, 2001.
    For the first nine months of 2002, total lease activity for the office portfolio was 1,167,000 square feet. The weighted average net rental rate on leasing activity year-to-date was $11.61 on new leases compared to $11.41 on expiring leases.

    Earnings Estimates

    Based on the current outlook, and Koger's results to date, the Company is raising its fiscal 2002 diluted FFO per share guidance to a range of $2.03-$2.05 per share. The increase is due to lower than anticipated allowance for doubtful accounts and continued expense reductions. In addition, the Company is providing guidance of a range of $1.75-$1.80 per share for fiscal 2003.

    Assumptions for fiscal 2003 include:

    --  The continued deterioration in rental markets during the year.

    --  No additional acquisitions in 2003 will contribute to FFO.

    -- The termination of the management agreement for the assets sold to AP-Knight, LP. in fiscal 2001.

    --  The termination of the management agreement for Crocker Realty
        Trust, Inc.

    --  The State of Florida's decision to eliminate its Labor
        Department in Tallahassee.

    --  Occupancy declining from 83% to 80% by the end of the 2003.

    --  Negative absorption in Atlanta, GA and Charlotte, NC.

    During the scheduled November 5, 2002 conference call, management will further discuss earnings guidance for the remainder of 2002 and for 2003.
    Estimates of future FFO per share are by definition, and certain other matters discussed in this press release may be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Koger Equity, Inc. believes the expectations reflected in such forward-looking statements are based on reasonable assumptions; there can be no assurance that its expectations will be attained. Certain factors that could cause actual results to differ materially from the Company's expectations are set forth as risk factors in the company's SEC reports and filings, including its annual report on Form 10-K. Included among these factors are changes in general economic conditions, including changes in the economic conditions affecting industries in which its principal tenants compete; its ability to timely lease or re-lease space to credit worthy tenants at current or anticipated rents; its ability to achieve economies of scale over time; the demand for tenant services beyond those traditionally provided by landlords; changes in interest rates; changes in operating costs; its ability to attract and retain high-quality personnel at a reasonable cost in a highly competitive labor environment; future demand for its debt and equity securities; its ability to refinance its debt on reasonable terms at maturity; and its ability to complete current and future development projects on schedule and on budget. Many of these factors are beyond the Company's ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements contained or incorporated by reference herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

    Koger Equity, Inc. owns and operates 121 office buildings, containing 7.72 million rentable square feet, located primarily in 15 suburban office projects in eight cities in the Southeastern United States. In addition, the Company manages for others 70 office buildings containing 3.39 million rentable square feet, located primarily in eight suburban office parks in five cities in the Southeastern and Southwestern United States.
    Copies of the Company's September 30, 2002 Third Quarter Supplemental Disclosure package are available upon request to Investor Relations, 433 Plaza Real, Suite 335, Boca Raton, Florida 33432-3945, or call 1-800-850-2037.
    Additionally, the Third Quarter Supplemental Disclosure package and further information about Koger Equity, Inc. can be found on the Company's web site at www.koger.com.

KOGER EQUITY, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands except per Share Data)

                                        For the          For the
                                     Three Months      Nine Months
                                         Ended            Ended
                                     9/30/02 9/30/01 9/30/02  9/30/01
                                     ------- ------- ------- ---------
Revenues
  Rental and other rental services   $31,836 $42,243 $94,286 $125,462
  Management fees                        839   1,074   2,590    3,530
  Interest                                98     154     329      596
  Other                                   --      --       2       81
                                     ------- ------- -------- --------
     Total revenues                   32,773  43,471  97,207  129,669
                                     ------- ------- -------- --------

Expenses
  Property operations                 11,846  15,591  34,233   46,749
  Depreciation and amortization        6,663   9,617  19,915   27,154
  Mortgage and loan interest           6,041   6,543  17,864   20,059
  General and administrative           2,971   2,276   8,428    6,148
  Direct cost of management fees         797     798   2,630    2,658
  Other                                   43      60     125      171
                                     ------- ------- -------- --------
     Total expenses                   28,361  34,885  83,195  102,939
                                     ------- ------- -------- --------

Income Before Loss on Sale or
 Disposition of
  Assets, Income Taxes and Minority
   Interest                            4,412   8,586  14,012   26,730
Gain (loss) on sale or disposition of
 assets                                    1      --       2       --
                                     ------- ------- -------- --------
Income Before Income Taxes and
 Minority Interest                     4,413   8,586  14,014   26,730
Income taxes                              19     257     112      449
                                     ------- ------- -------- --------
Income Before Minority Interest        4,394   8,329  13,902   26,281
Minority interest                         --     323      20      937
                                     ------- ------- -------- --------
Net Income                            $4,394  $8,006 $13,882  $25,344
                                     ======= ======= ======== ========

Earnings Per Share:
   Basic                               $0.21   $0.30   $0.65    $0.94
                                     ======= ======= ======== ========
   Diluted                             $0.21   $0.30   $0.65    $0.94
                                     ======= ======= ======== ========
Weighted Average Shares:
   Basic                              21,293  26,865  21,258   26,872
                                     ======= ======= ======== ========
   Diluted                            21,410  26,912  21,407   26,888
                                     ======= ======= ======== ========

KOGER EQUITY, INC.
FUNDS FROM OPERATIONS
(In Thousands except per Share Data)


                                          For the        For the
                                      Three Months      Nine Months
                                           Ended          Ended
                                      9/30/02 9/30/01 9/30/02 9/30/01
                                      ------- ------- -------- -------
Net income                             $4,394  $8,006 $13,882 $25,344
Depreciation - real estate              6,174   8,849  18,493  24,991
Amortization - deferred tenant costs      378     597   1,080   1,658
Amortization - goodwill                    --      43      --     128
Minority interest                          --     323      20     937
Loss (gain) on sale or disposition:
   Operating properties                    --      --      --      --
   Non-operating assets                    (1)     --      (2)     --
                                      ------- ------- -------- -------
Funds from operations                 $10,945 $17,818 $33,473 $53,058
                                      ======= ======= ======= ========
Weighted average shares/units
 outstanding - diluted                 21,410  27,912  21,407  27,888
Funds from operations, per diluted
 share/unit                             $0.51   $0.64   $1.56   $1.90


KOGER EQUITY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In Thousands)
                                            September 30, December 31,
                                              2002          2001
                                            ------------ -------------
ASSETS
Real estate investments:
  Operating properties:
   Land                                       $ 98,253       $ 91,919
   Buildings                                   688,363        568,285
   Furniture and equipment                       3,120          3,082
   Accumulated depreciation                   (142,295)      (123,999)
                                              ---------     ----------
   Operating properties, net                   647,441        539,287
   Undeveloped land held for investment         11,015         13,779
   Undeveloped land held for sale,
    net of allowance                             2,840             76
   Cash and cash equivalents                    10,930        113,370
   Accounts receivable, net of allowance for
    uncollectible accounts of
    $1,271 and $1,114                           10,744         11,574
   Cost in excess of fair value of net assets
    acquired, net of accumulated amortization
    of $683 and $683                               595            595
   Other assets                                 11,939         11,904
                                               -------        -------
     TOTAL ASSETS                             $695,504       $690,585
                                              ========       ========
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Mortgages and loans payable                 $314,994       $248,683
  Accounts payable                               3,236          4,962
  Accrued real estate taxes payable              6,336          1,007
  Other accrued liabilities                      9,929          9,206
  Dividends payable                              7,453         44,159
  Advance rents and security deposits            5,137          5,103
                                              --------       --------
     Total Liabilities                         347,085        313,120
                                              --------       --------

Minority interest                                   --         22,923
                                              --------       --------

Shareholders' equity:
  Common stock                                     298            297
  Capital in excess of par value               472,012        469,779
  Notes receivable from stock sales             (5,066)        (5,066)
  Retained earnings                             12,726         21,180
  Treasury stock, at cost                     (131,551)      (131,648)
                                              ---------      ---------
     Total Shareholders' Equity                348,419        354,542
                                              ---------      ---------
     TOTAL LIABILITIES AND
      SHAREHOLDERS' EQUITY                    $695,504       $690,585
                                              ========       ========


    CONTACT: Koger Equity, Inc.
             Robert Onisko, 561/395-9666
             or
             Integrated Corporate Relations, Inc.
             Investor Relations:
             Brad Cohen, 203/222-9013

                               Koger Equity, Inc.
                                  Supplemental
                                   Information
                               September 30, 2002




                          Koger Equity, Inc.
                       Supplemental Information
                          Table of Contents
                          September 30, 2002

                               Schedule                                               Page
-----------------------------------------------------------------------       ---------------------
Consolidated Balance Sheets                                                           2, 3

Consolidated Statement of Operations                                                  4, 5

Funds from Operations                                                                 6, 7

Net Operating Income                                                                  8, 9

Summary of Outstanding Debt                                                            10

Operating Property Acquisitions                                                        11

Building Completions                                                                   12

Buildings Under Construction                                                           13

Twenty-Five Largest Tenants                                                            14

Regional Summary of MSAs                                                               15

Occupancy Summary                                                                      16

Lease Distribution                                                                     17

Lease Expirations                                                                      18

Net Effective Rents                                                                    19

Same Suite Analysis                                                                    20



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

Dollars in thousands
---------------------------------------------------------------------------------------------------------------------

                                                         (Unaudited) (Unaudited) (Unaudited)               (Unaudited)
                                                          9/30/02      6/30/02     3/31/02     12/31/01     9/30/01
                                                         ----------  -----------  ----------  -----------  ----------
ASSETS
Real Estate Investments:
   Operating properties:
     Land                                                  $98,253      $98,253    $110,084      $91,919    $140,448
     Buildings                                             688,363      685,975     670,895      568,285     831,406
     Furniture and equipment                                 3,120        2,987       2,933        3,082       3,228
     Accumulated depreciation                             (142,295)    (136,010)   (129,617)    (123,999)   (180,983)
                                                         ----------  -----------  ----------  -----------  ----------
       Operating properties - net                          647,441      651,205     654,295      539,287     794,099
   Properties under construction:
     Land                                                        0            0           0            0           0
     Buildings                                                   0            0           0            0           0
   Undeveloped land held for investment                     11,015       13,779      13,779       13,779      13,899
   Undeveloped land held for sale                            2,840           76          76           76          76
Cash and temporary investments                              10,930       14,564      16,461      113,370       9,140
Accounts receivable, net                                    10,744        9,802      10,441       11,574      12,338
Cost in excess of fair value of net assets acquired, net       595          595         595          595       1,232
Other assets                                                11,939       11,809      11,722       11,904      13,997
                                                         ----------  -----------  ----------  -----------  ----------
TOTAL ASSETS                                              $695,504     $701,830    $707,369     $690,585    $844,781
                                                         ==========  ===========  ==========  ===========  ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
   Mortgages and loan payable                             $314,994     $321,217    $327,415     $248,683    $337,879
   Accounts payable                                          3,236        1,837       2,046        4,962       3,090
   Accrued real estate taxes payable                         6,336        6,358       3,273        1,007       9,491
   Accrued liabilities - other                               9,929        8,903       8,607        9,206       8,969
   Dividends payable                                         7,453        7,452       7,433       44,159       9,381
   Advance rents and security deposits                       5,137        4,656       4,876        5,103       6,489
                                                         ----------  -----------  ----------  -----------  ----------
     Total Liabilities                                     347,085      350,423     353,650      313,120     375,299
                                                         ----------  -----------  ----------  -----------  ----------

Minority interest                                                0            0           0       22,923      23,132
                                                         ----------  -----------  ----------  -----------  ----------

Shareholders' Equity:
   Common stock                                                298          298         298          297         296
   Capital in excess of par value                          472,012      471,974     471,205      469,779     469,010
   Notes receivable from stock sales                        (5,066)      (5,066)     (5,066)      (5,066)     (5,066)
   Retained earnings                                        12,726       15,784      18,898       21,180      17,460
   Treasury stock, at cost                                (131,551)    (131,583)   (131,616)    (131,648)    (35,350)
                                                         ----------  -----------  ----------  -----------  ----------
     Total Shareholders' Equity                            348,419      351,407     353,719      354,542     446,350
                                                         ----------  -----------  ----------  -----------  ----------
TOTAL LIABILITIES AND SHAREHOLDERS'  EQUITY               $695,504     $701,830    $707,369     $690,585    $844,781
                                                         ==========  ===========  ==========  ===========  ==========



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

Dollars in thousands
------------------------------------------------------------------------------------------------------------------------------------

                                                               12/31/01       12/31/00      12/31/99       12/31/98      12/31/97
                                                              ------------  -------------  ------------  -------------  ------------
ASSETS
Real Estate Investments:
    Operating properties:
      Land                                                        $91,919       $138,214      $140,061       $137,047      $111,697
      Buildings                                                   568,285        805,935       784,769        731,558       567,332
      Furniture and equipment                                       3,082          2,631         2,693          3,578         2,220
      Accumulated depreciation                                   (123,999)      (155,817)     (137,452)      (129,682)     (104,700)
                                                              ------------  -------------  ------------  -------------  ------------
        Operating properties - net                                539,287        790,963       790,071        742,501       576,549
    Properties under construction:
      Land                                                              0          2,128         8,347         11,318         8,978
      Buildings                                                         0         12,023        41,912         31,562        18,608
    Undeveloped land held for investment                           13,779         13,899        16,034         19,272        13,249
    Undeveloped land held for sale                                     76             76         1,103          1,263         1,512
Cash and temporary investments                                    113,370          1,615             0          4,827        16,955
Accounts receivable, net                                           11,574         13,232        10,512          6,158         5,646
Investment in Koger Realty Services, Inc.                               0          2,533         2,319          1,661           472
Cost in excess of fair value of net assets acquired, net              595          1,360         1,530          1,700         1,870
Other assets                                                       11,904         13,193        13,911         14,733        12,258
                                                              ------------  -------------  ------------  -------------  ------------
TOTAL ASSETS                                                     $690,585       $851,022      $885,739       $834,995      $656,097
                                                              ============  =============  ============  =============  ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
    Mortgages and loans payable                                  $248,683       $343,287      $351,528       $307,903      $181,963
    Accounts payable                                                4,962          4,961        12,716         12,139         8,802
    Accrued real estate taxes payable                               1,007          4,175         1,383          4,407         3,294
    Accrued liabilities - other                                     9,206         10,562        13,162          9,288         6,623
    Dividends payable                                              44,159          9,392         9,370          7,971         6,352
    Advance rents and security deposits                             5,103          7,014         6,570          5,432         4,801
                                                              ------------  -------------  ------------  -------------  ------------
      Total Liabilities                                           313,120        379,391       394,729        347,140       211,835
                                                              ------------  -------------  ------------  -------------  ------------

Minority interest                                                  22,923         23,138        23,184         23,092             0
                                                              ------------  -------------  ------------  -------------  ------------

Shareholders' Equity:
    Common stock                                                      297            296           288            286           284
    Capital in excess of par value                                469,779        468,277       457,945        454,988       441,451
    Notes receivable from stock sales                              (5,066)        (6,250)            0              0             0
    Retained earnings                                              21,180         20,261        30,546         30,020        30,947
    Treasury stock, at cost                                      (131,648)       (34,091)      (20,953)       (20,531)      (28,420)
                                                              ------------  -------------  ------------  -------------  ------------
      Total Shareholders' Equity                                  354,542        448,493       467,826        464,763       444,262
                                                              ------------  -------------  ------------  -------------  ------------
TOTAL LIABILITIES AND SHAREHOLDERS'  EQUITY                      $690,585       $851,022      $885,739       $834,995      $656,097
                                                              ============  =============  ============  =============  ============



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)

In thousands, except per share data
---------------------------------------------------------------------------------------------------------------------------
                                                                               Three Months Ended
                                                      ---------------------------------------------------------------------
                                                        9/30/02       6/30/02        3/31/02      12/31/01       9/30/01
                                                      ------------   -----------   ------------  ------------  ------------
REVENUES
    Rental and other rental services                     $ 31,836      $ 31,855       $ 30,596      $ 40,161      $ 42,243
    Management fees                                           839           963            787           550         1,074
    Interest                                                   98            87            145           180           154
    Other                                                       0             0              3             0             0
                                                      ------------   -----------   ------------  ------------  ------------
       Total revenues                                      32,773        32,905         31,531        40,891        43,471
                                                      ------------   -----------   ------------  ------------  ------------

EXPENSES
    Property operations                                    11,846        11,928         10,459        14,859        15,591
    Depreciation and amortization                           6,663         6,731          6,522         7,945         9,617
    Mortgage and loan interest                              6,041         6,029          5,795         6,053         6,543
    General and administrative                              2,971         2,947          2,510         2,264         2,276
    Direct cost of management fees                            797           822          1,010           720           798
    Other                                                      43            49             33            18            60
                                                      ------------   -----------   ------------  ------------  ------------
       Total expenses                                      28,361        28,506         26,329        31,859        34,885
                                                      ------------   -----------   ------------  ------------  ------------

INCOME BEFORE GAIN (LOSS) ON SALE
    OR DISPOSITION OF ASSETS                                4,412         4,399          5,202         9,032         8,586
Gain (loss) on sale or disposition of assets                    1             0              1        39,189             0
                                                      ------------   -----------   ------------  ------------  ------------
INCOME BEFORE INCOME TAXES                                  4,413         4,399          5,203        48,221         8,586
Income taxes                                                   19            62             32           235           257
                                                      ------------   -----------   ------------  ------------  ------------
INCOME BEFORE MINORITY INTEREST                             4,394         4,337          5,171        47,986         8,329
Minority interest                                               0             0             20           107           323
                                                      ------------   -----------   ------------  ------------  ------------
NET INCOME                                                $ 4,394       $ 4,337        $ 5,151      $ 47,879       $ 8,006
                                                      ============   ===========   ============  ============  ============
EARNINGS PER SHARE - Diluted                               $ 0.21        $ 0.20         $ 0.24        $ 1.86        $ 0.30
                                                      ============   ===========   ============  ============  ============
WEIGHTED AVERAGE SHARES - Diluted                          21,410        21,469         21,283        25,785        26,912
                                                      ============   ===========   ============  ============  ============


OPERATING MARGIN                                            62.8%         62.6%          65.8%         63.0%         63.1%
                                                      ============   ===========   ============  ============  ============



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)

In thousands, except per share data
--------------------------------------------------------------------------------------------------------------------------------
                                                        2001            2000            1999           1998            1997
                                                    --------------  -------------   -------------  -------------   -------------
REVENUES
    Rental and other rental services                     $165,623       $164,733        $156,153       $133,663        $109,501
    Management fees                                         4,080          1,793           2,384          2,277           2,637
    Interest                                                  776            703             457            446           1,274
    Income from Koger Realty Services, Inc.                    81            645           1,099          1,696             577
                                                    --------------  -------------   -------------  -------------   -------------
      Total revenues                                      170,560        167,874         160,093        138,082         113,989
                                                    --------------  -------------   -------------  -------------   -------------

EXPENSES
    Property operations                                    61,608         61,868          60,582         53,719          44,453
    Depreciation and amortization                          35,099         35,133          32,314         28,381          24,073
    Mortgage and loan interest                             26,112         27,268          21,893         16,616          16,517
    General and administrative                              8,412         20,217           8,633          6,953           6,374
    Direct cost of management fees                          3,378            898           1,432          1,368           1,896
    Other                                                     189            217           1,143            383             413
    Recovery of loss on land held for sale                      0              0               0              0            (379)
                                                    --------------  -------------   -------------  -------------   -------------
      Total expenses                                      134,798        145,601         125,997        107,420          93,347
                                                    --------------  -------------   -------------  -------------   -------------

INCOME BEFORE GAIN ON SALE
    OR DISPOSITION OF ASSETS                               35,762         22,273          34,096         30,662          20,642
Gain on sale or disposition of assets                      39,189          6,015           3,851             35           1,955
                                                    --------------  -------------   -------------  -------------   -------------
INCOME BEFORE INCOME TAXES                                 74,951         28,288          37,947         30,697          22,597
Income taxes                                                  684            (21)            187            956             935
                                                    --------------  -------------   -------------  -------------   -------------
INCOME BEFORE MINORITY INTEREST                            74,267         28,309          37,760         29,741          21,662
Minority interest                                           1,044          1,156           1,174            139               0
                                                    --------------  -------------   -------------  -------------   -------------
INCOME BEFORE EXTRAORDINARY ITEM                           73,223         27,153          36,586         29,602          21,662
Extraordinary loss on early retirement of debt                  0              0               0              0             458
                                                    --------------  -------------   -------------  -------------   -------------
NET INCOME                                                $73,223        $27,153         $36,586        $29,602         $21,204
                                                    ==============  =============   =============  =============   =============
EARNINGS PER SHARE - Diluted                               $ 2.75         $ 1.01          $ 1.35         $ 1.10          $ 0.94
                                                    ==============  =============   =============  =============   =============
WEIGHTED AVERAGE SHARES - Diluted                          26,610         26,962          27,019         26,901          22,495
                                                    ==============  =============   =============  =============   =============

OPERATING MARGIN                                            62.8%          62.4%           61.2%          59.8%           59.4%
                                                    ==============  =============   =============  =============   =============



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              FUNDS FROM OPERATIONS
                                   (Unaudited)

In thousands, except per share data
-----------------------------------------------------------------------------------------------------------------------------
                                                                           Three Months Ended
                                                     ------------------------------------------------------------------------
                                                       9/30/02       6/30/02         3/31/02        12/31/01       9/30/01
                                                     ------------  ------------    ------------    ------------   -----------
Funds from Operations:
    Net income                                           $ 4,394       $ 4,337         $ 5,151        $ 47,879       $ 8,006
    Depreciation - real estate                             6,174         6,277           6,042           7,270         8,849
    Amortization - deferred tenant costs                     378           338             364             514           597
    Amortization - goodwill                                    0             0               0              42            43
    Minority interest                                          0             0              20             107           323
    Loss (gain) on sale of operating properties                0             0              (1)        (39,189)            0
    Loss (gain) on sale of non-operating assets               (1)            0               0               0             0
                                                     ------------  ------------    ------------    ------------   -----------
      Funds from Operations                               10,945        10,952          11,576          16,623        17,818

Cash Available for Distribution:
Add (Deduct):
    Rental income from straight-line rents                  (730)         (534)           (460)           (338)         (374)
    Amortization of deferred financing costs                 303           299             289             228           227
    Building improvements                                   (332)       (1,285)           (965)         (1,032)         (867)
    2nd generation tenant improvements                    (1,767)       (1,070)           (906)         (1,625)       (1,748)
    2nd generation leasing commissions                      (205)         (479)            (88)           (614)         (278)
                                                     ------------  ------------    ------------    ------------   -----------
      Cash Available for Distribution                    $ 8,214       $ 7,883         $ 9,446        $ 13,242      $ 14,778
                                                     ============  ============    ============    ============   ===========

Weighted average common shares/units
    outstanding - diluted                                 21,410        21,469          21,350          26,785        27,912
                                                     ============  ============    ============    ============   ===========

Per share/unit - diluted:
    Funds from operations                                 $ 0.51        $ 0.51          $ 0.54          $ 0.62        $ 0.64
                                                     ============  ============    ============    ============   ===========
    Cash available for distribution                       $ 0.38        $ 0.37          $ 0.44          $ 0.49        $ 0.53
                                                     ============  ============    ============    ============   ===========
Dividends paid                                            $ 0.35        $ 0.35          $ 2.09 (a)      $ 0.35        $ 0.35
                                                     ============  ============    ============    ============   ===========

Dividend payout ratio:
    Funds from operations                                  68.5%         68.6%           64.8%           56.5%         54.7%
                                                     ============  ============    ============    ============   ===========
    Cash available for distribution                        91.2%         95.3%           79.5%           71.4%         66.0%
                                                     ============  ============    ============    ============   ===========

(a)  Amount includes a special dividend of $1.74 per share paid in January 2002.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              FUNDS FROM OPERATIONS
                                   (Unaudited)

In thousands, except per share data
---------------------------------------------------------------------------------------------------------------------------------
                                                                2001          2000          1999          1998          1997
                                                             -----------   ------------  ------------  ------------  ------------
Funds from Operations:
    Net income                                                  $73,223        $27,153       $36,586       $29,602       $21,204
    Depreciation - real estate                                   32,261         31,720        28,800        25,146        21,795
    Amortization - deferred tenant costs                          2,172          1,923         2,132         1,464         1,031
    Amortization - goodwill                                         170            170           170           170           170
    Minority interest                                             1,044          1,156         1,174           139             0
    Gain on sale of operating properties                        (39,189)        (5,963)       (3,846)            0             0
    Gain on sale of non-operating assets                              0            (52)           (5)          (35)       (1,955)
    Recovery of loss on land held for sale                            0              0             0             0          (379)
    Loss on early retirement of debt                                  0              0             0             0           458
                                                             -----------   ------------  ------------  ------------  ------------
      Funds from Operations                                      69,681         56,107        65,011        56,486        42,324

Cash Available for Distribution:
Add (Deduct):
    Rental income from straight-line rents                       (1,470)        (1,897)       (1,764)       (1,335)         (454)
    Amortization of deferred financing costs                        908            888           836         1,069           637
    Building improvements                                        (3,049)        (2,804)       (3,741)       (2,883)       (2,618)
    2nd generation tenant improvements                           (6,604)        (8,362)      (13,204)      (11,057)       (7,513)
    2nd generation leasing commissions                           (1,389)        (1,712)       (1,736)       (1,649)       (1,902)
                                                             -----------   ------------  ------------  ------------  ------------
      Cash Available for Distribution                           $58,077        $42,220       $45,402       $40,631       $30,474
                                                             ===========   ============  ============  ============  ============

Weighted average common shares/units
    outstanding - diluted                                        27,610         27,962        28,019        27,093        22,495
                                                             ===========   ============  ============  ============  ============

Per share/unit - diluted:
    Funds from operations                                        $ 2.52         $ 2.01        $ 2.32        $ 2.08        $ 1.88
                                                             ===========   ============  ============  ============  ============
    Cash available for distribution                              $ 2.10         $ 1.51        $ 1.62        $ 1.50        $ 1.35
                                                             ===========   ============  ============  ============  ============
Dividends paid                                                   $ 1.40         $ 1.40        $ 1.30        $ 1.10        $ 0.35
                                                             ===========   ============  ============  ============  ============

Dividend payout ratio:
    Funds from operations                                         55.6%          69.7%         56.0%         52.9%         18.6%
                                                             ===========   ============  ============  ============  ============
    Cash available for distribution                               66.7%          92.7%         80.2%         73.3%         25.9%
                                                             ===========   ============  ============  ============  ============




                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              NET OPERATING INCOME
                                      2002

                                                                                             Year         Year
                                                   Three Months Ended                        To Date      To Date
                                   -------------------------------------------------------
                                    3/31/02       6/30/02       9/30/02       12/31/02       9/30/02      9/30/01       Change
                                   -----------  ------------  ------------  --------------  -----------  -----------  -----------
                                     $(000)       $(000)        $(000)         $(000)         $(000)       $(000)       $(000)
Same Store Sales:
    Revenues                           27,580        27,619        27,343                       82,542       81,693          849
    Expenses                            9,178         9,657        10,104                       28,939       29,861         (922)
                                   -----------  ------------  ------------  --------------  -----------  -----------  -----------
    Net Operating Income               18,402        17,962        17,239                       53,603       51,832        1,771
                                   -----------  ------------  ------------  --------------  -----------  -----------  -----------

2001 and 2002 Acquisitions:
    Revenues                            2,206         3,305         3,583                        9,094            0        9,094
    Expenses                            1,011         1,665         1,575                        4,251            0        4,251
                                   -----------  ------------  ------------  --------------  -----------  -----------  -----------
    Net Operating Income                1,195         1,640         2,008                        4,843            0        4,843
                                   -----------  ------------  ------------  --------------  -----------  -----------  -----------

Building Completions (1):
    Revenues                              782           823           795                        2,400        1,408          992
    Expenses                              236           266           265                          767          518          249
                                   -----------  ------------  ------------  --------------  -----------  -----------  -----------
    Net Operating Income                  546           557           530                        1,633          890          743
                                   -----------  ------------  ------------  --------------  -----------  -----------  -----------

2001 Property Sales:
    Revenues                               27           108           115                          250       42,361      (42,111)
    Expenses                               33           340           (97)                         276       16,370      (16,094)
                                   -----------  ------------  ------------  --------------  -----------  -----------  -----------
    Net Operating Income                   (6)         (232)          212                          (26)      25,991      (26,017)
                                   -----------  ------------  ------------  --------------  -----------  -----------  -----------

Total Company:
    Revenues                           30,595        31,855        31,836                       94,286      125,462      (31,176)
    Expenses                           10,458        11,928        11,847                       34,233       46,749      (12,516)
                                   -----------  ------------  ------------  --------------  -----------  -----------  -----------
    Net Operating Income               20,137        19,927        19,989                       60,053       78,713      (18,660)
                                   ===========  ============  ============  ==============  ===========  ===========  ===========

(1)  Includes buildings completed after 12/31/00.



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              NET OPERATING INCOME
                                      2001

                                                                                                            Year
                                               Three Months Ended                                          To Date
                                           ------------------------------------------------------------
                                             3/31/01       6/30/01         9/30/01         12/31/01       12/31/01
                                           ------------  -------------  --------------  ---------------  ------------
                                                $(000)         $(000)         $(000)           $(000)         $(000)
Same Store Sales:
     Revenues                                   27,140         27,010          27,543           27,367       109,060
     Expenses                                    9,833         10,035           9,993            9,872        39,733
                                           ------------  -------------  --------------  ---------------  ------------
     Net Operating Income                       17,307         16,975          17,550           17,495        69,327
                                           ------------  -------------  --------------  ---------------  ------------

2001 Acquisitions:
     Revenues                                        0              0               0                0             0
     Expenses                                        0              0               0                0             0
                                           ------------  -------------  --------------  ---------------  ------------
     Net Operating Income                            0              0               0                0             0
                                           ------------  -------------  --------------  ---------------  ------------

Building Completions (1):
     Revenues                                      171            495             742              731         2,139
     Expenses                                       88            182             248               67           585
                                           ------------  -------------  --------------  ---------------  ------------
     Net Operating Income                           83            313             494              664         1,554
                                           ------------  -------------  --------------  ---------------  ------------

2001 Property Sales:
     Revenues                                   14,280         14,123          13,958           12,063        54,424
     Expenses                                    5,471          5,549           5,350            4,920        21,290
                                           ------------  -------------  --------------  ---------------  ------------
     Net Operating Income                        8,809          8,574           8,608            7,143        33,134
                                           ------------  -------------  --------------  ---------------  ------------

Total Company:
     Revenues                                   41,591         41,628          42,243           40,161       165,623
     Expenses                                   15,392         15,766          15,591           14,859        61,608
                                           ------------  -------------  --------------  ---------------  ------------
     Net Operating Income                       26,199         25,862          26,652           25,302       104,015
                                           ============  =============  ==============  ===============  ============

(1)  Includes buildings completed after 12/31/00.



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                           SUMMARY OF OUTSTANDING DEBT
                            AS OF SEPTEMBER 30, 2002


                                                                                   Monthly         Outstanding Balance
                                                      Interest                     Debt        ---------------------------
                  Description                         Rate         Maturity        Service       9/30/02       12/31/01
-------------------------------------------------  ------------  --------------  ------------  ------------  -------------
                                                                                   $(000)        $(000)         $(000)
Fixed Rate:
    Northwestern Mutual - Tranche A                   8.19%        01/02/07              789        91,889         93,292
    Northwestern Mutual - Tranche B                   8.33%        01/02/09              710        81,768         83,006
    Northwestern Mutual - Tranche C                   7.10%        01/02/07              105        14,009         14,200
    Northwestern Mutual - Tranche D                   7.10%        01/02/09              216        28,875         29,270
    New York Life                                     8.00%        12/10/02               68         7,766          7,903
    Allstate Life                                     8.20%        12/01/06              165        19,169         19,468

                                                                                 ------------  ------------  -------------
      Total Fixed Rate Debt                           8.04%                            2,053       243,476        247,139
                                                                                 ------------  ------------  -------------

Variable Rate:
    GE Capital                                        7.38%        06/30/21               13         1,518          1,544
    Secured Revolving Credit Facility -
      $125 Million                                    3.96%       12/27/2004             237        70,000              0

                                                                                 ------------  ------------  -------------
       Total Variable Rate Debt                       4.03%                              250        71,518          1,544
                                                                                 ------------  ------------  -------------

      Total Debt                                      7.13%                            2,303       314,994        248,683
                                                                                 ============  ============  =============

Market Capitalization:
    Total Debt                                                                                     314,994        248,683
    Common Stock                                                                                   359,656        360,696
                                                                                               ------------  -------------

      Total Market Capitalization                                                                  674,650        609,379
                                                                                               ============  =============

--------------------------------------------------------------------------------

                                                                                                 Amount
                                                                                               ------------
                                                                                                 $(000)
Schedule of Mortgage Maturities by Year (1):
    2002                                                                                             9,013
    2003                                                                                             5,200
    2004                                                                                             5,629
    2005                                                                                             6,110
    2006                                                                                            23,704
    Thereafter                                                                                     195,338
                                                                                               ------------
      Total                                                                                        244,994
                                                                                               ============

(1)  Does not include Secured Revolving Credit Facility.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                         OPERATING PROPERTY ACQUISITIONS
                            1999, 2000, 2001 AND 2002

                                                                                                                   Percent
                                                               Square            Date            Purchase           Leased
          Property                      Location                Feet          Purchased         Price (1)          9/30/02
------------------------------  --------------------------  --------------  ---------------  -----------------   -------------
1999
Charlotte University            Charlotte, NC                     190,600      11/01/99          $ 23,100,000             99%
Orlando Lake Mary               Orlando, FL                       318,000      11/01/99            41,000,000             96%
                                                            --------------                   -----------------
                                                                  508,600                        $ 64,100,000             97%
                                                            ==============                   =================   =============

2000
None

2001
None

2002
Three Ravinia                   Atlanta, GA                    845,000         01/31/02          $125,000,000             63%



(1) Purchase price consists of the contract price only and does not include closing costs.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              BUILDING COMPLETIONS
                            1999, 2000, 2001 and 2002

                                                                                                              Percent
                                                                 Square         Month                         Leased
           Property                      Location                 Feet        Completed    Total Cost (1)     9/30/02
------------------------------- ----------------------------  ------------- -------------- ---------------- ------------
1999
Glenridge Building              Orlando, FL                         75,800     01/1999         $ 6,251,000          97%
Wingate Building (3)            Greensboro, NC                      98,300     01/1999           7,143,000           NA
Chisholm Building (3)           San Antonio, TX                    141,500     02/1999           9,888,000           NA
Coventry III Building (2)       El Paso, TX                         21,900     07/1999           2,001,000           NA
Carlton Building                Jacksonville, FL                   112,000     09/1999          10,849,000         100%
Landstar Building               Jacksonville, FL                   180,900     12/1999          16,057,000         100%
                                                              -------------                ----------------
                                                                   630,400                     $52,189,000          99%
                                                              =============                ================ ============

2000
3500 Building (3)               Birmingham, AL                     144,900     01/2000         $13,272,000           NA
Columbia Building               Atlanta, GA                         90,200     01/2000           9,384,000         100%
Stuart Building                 Memphis, TN                         83,700     01/2000           7,551,000          90%
Dover Building                  Orlando, FL                         67,400     05/2000           5,867,000         100%
Duluth Building                 Atlanta, GA                        103,200     05/2000          10,098,000         100%
Pasco Building                  St. Petersburg, FL                  89,800     05/2000           7,662,000          82%
                                                              -------------                ----------------
                                                                   579,200                     $53,834,000          94%
                                                              =============                ================ ============

2001
Collier Building                Jacksonville, FL                   113,500     02/2001         $10,575,000         100%
Rosemont Building               Orlando, FL                         67,400     06/2001           5,859,000          88%
                                                              -------------                ----------------
                                                                   180,900                     $16,434,000          96%
                                                              =============                ================ ============

2002
None.


(1) Includes land and building construction costs. Does not include tenant improvement costs.
(2)  The El Paso Center was sold on August 11, 2000.
(3)  These buildings were sold on December 12, 2001.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                          BUILDINGS UNDER CONSTRUCTION
                               SEPTEMBER 30, 2002


                                                         Square         Expected         Projected       Pre-Leasing
          Property                    Location            Feet         Completion        Cost (1)          to Date
-----------------------------   ---------------------  ------------   --------------  ----------------  ---------------
None.


                                                       ------------                   ----------------
                                                                 -                                $ -
                                                       ============                   ================  ===============


(1) Includes land and building construction costs. Does not include tenant improvement costs.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                           TWENTY-FIVE LARGEST TENANTS
                         BASED ON ANNUALIZED GROSS RENTS
                            AS OF SEPTEMBER 30, 2002


                                                                      Remaining                     Annualized
                                        Number        Leased          Term           Percent        Gross           Percent
            Tenant (a)                  of Leases     Square Feet     (Months)       of Leased      Rent (b)        of Rent
------------------------------------  -------------------------------------------  -----------------------------  ------------
U S Government                                 44          918,366            91         13.9%      $16,648,861         13.7%
State of Florida                               42          712,660            30         10.8%       13,183,337         10.8%
Six Continents Hotels                           2          348,702            77          5.3%        9,150,955          7.5%
Blue Cross Blue Shield                         11          565,925            31          8.6%        9,101,058          7.5%
CitiFinancial                                   1          159,827            59          2.4%        2,722,577          2.2%
Landstar Systems Holding, Inc.                  1          176,000           146          2.7%        2,633,842          2.2%
Siemens                                         5          114,028             6          1.7%        1,939,282          1.6%
Zurich Insurance Company                        2           97,913            52          1.5%        1,858,389          1.5%
General Electric                                3           89,163             4          1.3%        1,818,373          1.5%
Hanover Insurance                               1           89,500             3          1.4%        1,815,992          1.5%
Hoechst Celanese Corp.                          1           92,376             9          1.4%        1,667,620          1.4%
Ford Motor Company                              4           63,337            44          1.0%        1,365,154          1.1%
Homeside Lending, Inc.                          1           69,020            13          1.0%        1,163,528          1.0%
ACS State Healthcare, LLC                       1           52,486            77          0.8%        1,156,791          1.0%
Dynamic Healthcare Tech Inc.                    1           53,761            29          0.8%        1,094,419          0.9%
BellSouth                                       4           66,526            40          1.0%          980,802          0.8%
Sara Lee Corp.                                  1           51,188            33          0.8%          922,664          0.8%
Enovia Corporation                              1           44,095            23          0.7%          838,571          0.7%
Best Software, Inc.                             1           47,110            75          0.7%          793,803          0.7%
Navision Software US, Inc.                      1           37,783            59          0.6%          750,545          0.6%
Check Solutions Company                         1           40,307            76          0.6%          735,396          0.6%
Sungard Trust Systems Inc.                      2           43,569            45          0.7%          714,490          0.6%
Mergent- FIS Inc.                               1           45,040            59          0.7%          698,120          0.6%
Peerless Insurance Co.                          1           36,306            38          0.5%          694,270          0.6%
HireCheck Inc.                                  1           30,226            65          0.5%          663,624          0.5%

                                      ------------  ---------------                              ---------------
  Total                                       134        4,045,214                       61.1%      $75,112,463         61.7%
                                      ============  ===============                ============  ===============  ============
  Weighted Average                                                            55
                                                                     ============


(a) Actual tenant may be a subsidiary of, or an entity affiliated with, the named tenant.
(b) Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of September 30, 2002 multiplied by 12.



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                            REGIONAL SUMMARY OF MSAs
                            AS OF SEPTEMBER 30, 2002



                                           # of       Age                        % Square          %
            MSA                 State      Bldgs     (yrs)         Square Feet     Feet         NOI (a)
---------------------------- ------------ --------  -------- ----------------- -------------- ------------
Atlanta                          GA            26        15         2,360,017          30.6%        31.6%
Orlando                          FL            28        18         1,303,828          16.9%        19.0%
Jacksonville                     FL            11         8         1,166,621          15.1%        16.7%
Charlotte                        NC            15        15           708,531           9.2%         8.1%
Tallahassee                      FL            19        20           833,916          10.8%         7.8%
St. Petersburg                   FL            15        19           668,360           8.7%         7.5%
Memphis                          TN             6         9           531,346           6.9%         6.4%
Richmond                         VA             1        14           145,127           1.9%         2.9%

                                          --------           ----------------- -------------- ------------
   Total                                      121        15         7,717,746         100.0%       100.0%
                                          ========  ======== ================= ============== ============

(a)  Based on net operating income for the third quarter of 2002.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                                OCCUPANCY SUMMARY
                            AS OF SEPTEMBER 30, 2002



                          Square Footage                                              Percentage
                    -------------------------------------------------------     -----------------------------------------------
                      Occupied    Leased, Not OccupVacant        Total            Occupied   Leased, Not OVacantd     Total
                    ------------- ------------- ------------- -------------     ------------ ----------- --------- ------------
Atlanta                1,915,539         5,114       439,364     2,360,017         81.2%        0.2%        18.6%    100.0%
Orlando                1,215,547         3,747        84,534     1,303,828         93.2%        0.3%         6.5%    100.0%
Jacksonville           1,156,973         2,302         7,346     1,166,621         99.2%        0.2%         0.6%    100.0%
Tallahassee              600,038           250       233,628       833,916         72.0%        0.0%        28.0%    100.0%
Charlotte                574,139           804       133,588       708,531         81.0%        0.1%        18.9%    100.0%
St. Petersburg           576,970         1,875        89,515       668,360         86.3%        0.3%        13.4%    100.0%
Memphis                  434,426             0        96,920       531,346         81.8%        0.0%        18.2%    100.0%
Richmond                 141,752             0         3,375       145,127         97.7%        0.0%         2.3%    100.0%

                    ------------- ------------- ------------- -------------
  Total                6,615,384        14,092     1,088,270     7,717,746         85.7%        0.2%        14.1%    100.0%
                    ============= ============= ============= =============     ============ =========== ========= ============


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                               LEASE DISTRIBUTION
                            AS OF SEPTEMBER 30, 2002

                                                     Tenant
                                                     Occupied     Percent      Annualized   Average      Percent
                            Number of    Percent of  Square       of Square    Gross        Annualized   of Total    Remaining
        Category            Leases (1)   Leases      Feet (2)     Feet         Rent (3)     Rent PSF     Rents       Term
--------------------------  ----------  ----------  ------------ ----------  -------------- -----------  ----------  ----------
2,500 or Less                     412       50.2%       503,506       7.7%      $8,983,110      $17.84        7.4%      23
2,501 - 5,000                     181       22.1%       651,883       9.9%      12,030,044       18.45        9.9%      27
5,001 - 7,500                      62        7.6%       380,619       5.8%       6,937,171       18.23        5.7%      26
7,501 - 10,000                     35        4.3%       307,583       4.7%       5,650,525       18.37        4.6%      27
10,001 - 20,000                    54        6.6%       747,212      11.4%      14,209,940       19.02       11.7%      34
20,001 - 40,000                    40        4.9%     1,166,719      17.8%      20,369,559       17.46       16.7%      55
40,001 - 60,000                    19        2.3%       930,345      14.2%      17,546,984       18.86       14.4%      53
60,001 - 100,000                   13        1.6%     1,044,622      15.9%      19,390,402       18.56       15.9%      46
100,001 or Greater                  4        0.5%       840,224      12.8%      16,574,601       19.73       13.6%      80

                            ----------  ----------  ------------ ----------  --------------              ----------
  Total / Weighted Average        820      100.0%     6,572,713     100.0%    $121,692,336      $18.51      100.0%      46
                            ==========  ==========  ============ ==========  ============== ===========  ==========  ==========


                                                                              Square Feet    % of Total
                                                                             -------------- -----------
                            Square footage occupied by tenants                   6,572,713       85.2%
                            Square footage attributable to vending/antenna           1,631        0.0%
                            Square footage occupied by owner/building use           41,040        0.5%
                                                                             -------------- -----------
                            Total Occupied Square Footage                        6,615,384       85.7%
                                                                             -------------- -----------
                            Leased square footage                                   14,092        0.2%
                            Vacant square footage                                1,088,270       14.1%
                                                                             -------------- -----------
                            Total Net Rentable Square Footage                    7,717,746      100.0%
                                                                             ============== ===========


(1) Analysis does not include owner occupied space, vending leases and antenna leases.
(2)  Total net rentable square feet represented by existing leases.
(3) Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of September 30, 2002 multiplied by 12.




                       KOGER EQUITY, INC. AND SUBSIDIARIES
                                LEASE EXPIRATIONS
                            AS OF SEPTEMBER 30, 2002


    City             Item                2002      2003       2004       2005        2006         2007
-------------- ------------------     --------- ---------  ---------  ---------   ---------    ---------
Atlanta        Square Feet (1)         145,515    104,540    103,240    193,277     66,630       171,320
               % Square Feet (2)          6.18%      4.44%      4.39%      8.21%      2.83%         7.28%
               Annualized Rent (3)   2,611,596  2,096,861  2,166,347  3,712,559  1,173,774     3,508,234
               Number of Leases (4)         14         46         38         33         21            16
               Rent PSF                 $17.95     $20.06     $20.98     $19.21     $17.62        $20.48

Orlando        Square Feet (1)         199,248    306,979    231,578    189,333     91,542        76,414
               % Square Feet (2)         15.32%     23.60%     17.81%     14.56%      7.04%         5.88%
               Annualized Rent (3)   3,594,183  5,416,028  4,424,837  3,509,520  1,772,240     1,171,625
               Number of Leases (4)         20         65         57         42         16             9
               Rent PSF                 $18.04     $17.64     $19.11     $18.54     $19.36        $15.33

Jacksonville   Square Feet (1)           4,482    222,909     92,737    165,950    179,867       275,860
               % Square Feet (2)          0.38%     19.11%      7.95%     14.23%     15.42%        23.65%
               Annualized Rent (3)      86,742  3,863,016  1,748,885  2,218,632  2,870,906     4,854,337
               Number of Leases (4)          2         11          7          4          5             6
               Rent PSF                 $19.35     $17.33     $18.86     $13.37     $15.96        $17.60

Tallahassee    Square Feet (1)         127,472     94,215     66,031      6,623    138,126        85,638
               % Square Feet (2)         15.30%     11.31%      7.92%      0.79%     16.57%        10.28%
               Annualized Rent (3)   2,310,509  1,851,144  1,156,388    114,367  2,960,040     1,498,665
               Number of Leases (4)         19         30          9          5          4             1
               Rent PSF                 $18.13     $19.65     $17.51     $17.27     $21.43        $17.50

Charlotte      Square Feet (1)          36,824    209,115    119,771     39,684     60,085        64,803
               % Square Feet (2)          5.20%     29.51%     16.90%      5.60%      8.48%         9.15%
               Annualized Rent (3)     672,159  3,789,078  2,177,668    683,840    978,387     1,088,457
               Number of Leases (4)          6         26         21         12          7             3
               Rent PSF                 $18.25     $18.12     $18.18     $17.23     $16.28        $16.80

St. Petersburg Square Feet (1)          33,506    106,863    120,769     96,637     56,967        51,749
               % Square Feet (2)          5.00%     15.95%     18.03%     14.43%      8.50%         7.73%
               Annualized Rent (3)     566,084  1,634,896  1,815,380  1,575,936    938,452       942,261
               Number of Leases (4)         17         42         21         19          9             8
               Rent PSF                 $16.90     $15.30     $15.03     $16.31     $16.47        $18.21

Memphis        Square Feet (1)          34,642     63,098     40,322    141,685     71,280        33,712
               % Square Feet (2)          6.57%     11.97%      7.65%     26.88%    13.52%          6.39%
               Annualized Rent (3)     676,511  1,260,234    809,732  2,654,554  1,294,677       590,117
               Number of Leases (4)          6         17         12         26          9             6
               Rent PSF                 $19.53     $19.97     $20.08     $18.74     $18.16        $17.50

Richmond       Square Feet (1)           2,439     28,631     13,750     45,704     12,952        26,372
               % Square Feet (2)          1.68%     19.74%      9.48%     31.52%      8.93%        18.19%
               Annualized Rent (3)      48,945    575,485    272,916    895,447    247,631       494,601
               Number of Leases (4)          1          7          4          5          3             4
               Rent PSF                 $20.07     $20.10     $19.85     $19.59     $19.12        $18.75


  Total        Square Feet (1)         584,128  1,136,350    788,198    878,893    677,449       785,868
               % Square Feet (2)          7.58%    14.75%      10.23%     11.41%      8.79%        10.20%
               Annualized Rent (3)  10,566,729 20,486,742 14,572,153 15,364,855 12,236,107    14,148,297
               Number of Leases (4)         85        244        169        146         74            53
               Rent PSF                 $18.09     $18.03     $18.49     $17.48     $18.06        $18.00




    City             Item               2008      2009        2010       2011      2011 +        Total
-------------- ------------------    --------- ---------   ---------  ---------  ---------    ----------
Atlanta        Square Feet (1)         163,724    590,697     98,174     26,201    239,422     1,902,740
               % Square Feet (2)          6.96%     25.09%      4.17%      1.11%     10.17%        80.83%
               Annualized Rent (3)   3,187,810 14,191,823  1,748,395    643,536  4,284,826    39,325,761
               Number of Leases (4)          6         11          1          1          7           194
               Rent PSF                 $19.47     $24.03     $17.81     $24.56     $17.90        $20.67

Orlando        Square Feet (1)          90,204     25,000        635          0          0     1,210,933
               % Square Feet (2)          6.94%      1.92%      0.05%      0.00%      0.00%        93.11%
               Annualized Rent (3)   1,595,905    459,306     11,573          0          0    21,955,217
               Number of Leases (4)          6          1          1          0          0           217
               Rent PSF                 $17.69     $18.37     $18.23      $0.00      $0.00        $18.13

Jacksonville   Square Feet (1)               0      3,462          0     26,947    176,000     1,148,214
               % Square Feet (2)          0.00%      0.30%      0.00%      2.31%     15.09%        98.43%
               Annualized Rent (3)          0      67,821          0    527,622  2,633,842    18,871,803
               Number of Leases (4)          0          1          0          1          1            38
               Rent PSF                  $0.00     $19.59      $0.00     $19.58     $14.97        $16.44

Tallahassee    Square Feet (1)          48,876          0          0     26,696          0       593,677
               % Square Feet (2)          5.86%      0.00%      0.00%      3.20%      0.00%        71.24%
               Annualized Rent (3)     916,425          0          0    340,374          0    11,147,912
               Number of Leases (4)          1          0          0          1          0           70
               Rent PSF                 $18.75      $0.00      $0.00     $12.75      $0.00       $18.78

Charlotte      Square Feet (1)               0     40,307          0          0          0       570,589
               % Square Feet (2)          0.00%      5.69%      0.00%      0.00%      0.00%        80.53%
               Annualized Rent (3)           0    735,396          0          0          0    10,124,985
               Number of Leases (4)          0          1          0          0          0            76
               Rent PSF                  $0.00     $18.24      $0.00      $0.00      $0.00        $17.74

St. Petersburg Square Feet (1)          77,336     12,709     17,686          0          0       574,222
               % Square Feet (2)         11.55%      1.90%      2.64%      0.00%      0.00%        85.73%
               Annualized Rent (3)   1,457,427    170,936    245,270          0          0     9,346,642
               Number of Leases (4)          2          1          1          0          0           120
               Rent PSF                 $18.85     $13.45     $13.87      $0.00      $0.00        $16.28

Memphis        Square Feet (1)          47,188          0          0          0          0       431,927
               % Square Feet (2)          8.95%      0.00%      0.00%      0.00%      0.00%        81.93%
               Annualized Rent (3)     900,057          0          0          0          0     8,185,882
               Number of Leases (4)          3          0          0          0          0            79
               Rent PSF                 $19.07      $0.00      $0.00      $0.00      $0.00        $18.95

Richmond       Square Feet (1)               0     10,563          0          0          0       140,411
               % Square Feet (2)          0.00%      7.28%      0.00%      0.00%      0.00%        96.83%
               Annualized Rent (3)           0    199,107          0          0          0     2,734,132
               Number of Leases (4)          0          2          0          0          0            26
               Rent PSF                  $0.00     $18.85      $0.00      $0.00      $0.00        $19.47


  Total        Square Feet (1)         427,328    682,738    116,495     79,844    415,422     6,572,713
               % Square Feet (2)          5.55%      8.86%      1.51%      1.04%      5.39%        85.31%
               Annualized Rent (3)   8,057,624 15,824,389  2,005,238  1,511,532  6,918,668   121,692,334
               Number of Leases (4)         18         17          3          3          8           820
               Rent PSF                 $18.86     $23.18     $17.21     $18.93     $16.65        $18.51


(1)  Total net rentable square feet represented by expiring leases.
(2)  Percentage of total net rentable feet represented by expiring leases.
(3) Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of September 30, 2002 multiplied by 12.
(4) Analysis does not include owner occupied space, vending leases and antenna leases.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                               NET EFFECTIVE RENTS


                                                                        New & Backfill Leasing
                                                      ---------------------------------------------------------------------
                                                       ########     06/30/2002     03/31/2002     12/31/2001      Average
                                                      -----------   ------------   ------------   ------------   ----------
Number of leases                                              29             29             27             41           32

Rentable square footage leased                           108,050        154,666         40,165        104,477      101,840
Average per rentable square foot over the lease term:
            Gross Rent                                   $ 17.88        $ 19.83        $ 17.66        $ 18.01       $18.32
            Tenant improvements                            (1.52)         (1.96)         (1.59)         (1.66)       (1.68)
            Leasing commissions                            (0.49)         (0.98)         (0.40)         (0.14)       (0.47)
            Other/concessions                                  -              -              -              -            -
                                                      -----------   ------------   ------------   ------------   ----------
            Effective Rent                                 15.87          16.89          15.67          16.21        16.17
            Expense stop                                   (5.50)         (6.16)         (5.26)         (5.81)       (5.70)
                                                      -----------   ------------   ------------   ------------   ----------
            Equivalent effective net rent                $ 10.37        $ 10.73        $ 10.41        $ 10.40       $10.47
                                                      ===========   ============   ============   ============   ==========

Average term (yrs)                                           4.8            6.0            3.8            5.5          5.1


                                                                           Renewal Leasing
                                                      ---------------------------------------------------------------------
                                                       ########     06/30/2002     03/31/2002     12/31/2001      Average
                                                      -----------   ------------   ------------   ------------   ----------
Number of leases                                              41             56             45             40           46

Rentable square footage leased                           260,287        169,543        434,600        104,292      242,181
Average per rentable square foot over the lease term:
            Gross Rent                                   $ 17.11        $ 18.53        $ 16.08        $ 17.43       $17.36
            Tenant improvements                            (0.40)         (0.91)         (0.56)         (0.77)       (0.68)
            Leasing commissions                            (0.05)         (0.24)         (0.10)         (0.33)       (0.18)
            Other/concessions                                  -              -              -              -            -
                                                      -----------   ------------   ------------   ------------   ----------
            Effective Rent                                 16.66          17.38          15.42          16.33        16.50
            Expense stop                                   (5.06)         (5.55)         (4.96)         (5.90)       (5.37)
                                                      -----------   ------------   ------------   ------------   ----------
            Equivalent effective net rent                $ 11.60        $ 11.83        $ 10.46        $ 10.43       $11.13
                                                      ===========   ============   ============   ============   ==========

Average term (yrs)                                           2.7            3.8            4.2            4.7          3.8




                       KOGER EQUITY, INC. AND SUBSIDIARIES
                               SAME SUITE ANALYSIS
                         YEAR TO DATE SEPTEMBER 30, 2002


                                 Total Leasing (a)
                        ---------------------------------------------------------------------------------------
                              RSF             New Net           Expiring Net                        Percent
                            Leased          Rent per RSF        Rent per RSF         Change         Change
                        ---------------- ------------------- ------------------- --------------- --------------
Atlanta                         162,193         $13.85              $13.31           $0.54           4.1%
Orlando                         190,497         $11.79              $11.08           $0.71           6.4%
Jacksonville                    280,898         $10.68              $10.51           $0.17           1.6%
Tallahassee                     118,216         $11.41              $11.13           $0.28           2.5%
Charlotte                        56,819         $10.74              $11.18          ($0.44)         -3.9%
St. Petersburg                  111,268         $10.95              $11.05          ($0.10)         -0.9%
Memphis                          62,867         $11.11              $11.81          ($0.70)         -5.9%
Richmond                         43,019         $12.61              $13.06          ($0.45)         -3.4%

                        ---------------- ------------------- ------------------- ---------------
  Total                       1,025,777          $11.61             $11.41           $0.20           1.7%
                        ================ =================== =================== =============== ==============


(a) Analysis includes leases fully executed from 1/1/02 to 9/30/02 for buildings owned at 9/30/02. Does not include First Generation space.